OMNIBUS ACKNOWLEDGMENT AND AGREEMENT

	This OMNIBUS ACKNOWLEDGMENT AND AGREEMENT, dated as of February 1, 1997 (this "Agreement") is made by and between COSO FUNDING CORP., a Delaware corporation, for itself and as agent for the Trustee ("Coso Funding"), COSO FINANCE PARTNERS, a California general partnership ("CFP"), COSO ENERGY DEVELOPERS, a California general partnership ("CED"), and COSO POWER DEVELOPERS, a California general partnership ("CPD"), CALENERGY COMPANY, INC., a Delaware corporation ("CECI"), CHINA LAKE OPERATING COMPANY, a Delaware corporation ("CLOC"), COSO FINANCE PARTNERS II, a California general partnership ("CFPII"), COSO LAND COMPANY, a joint venture ("CLC"), COSO HOTSPRINGS INTERMOUNTAIN POWER, INC., a Delaware corporation ("CHIP"), CHINA LAKE JOINT VENTURE, a California general partnership ("CLJV"), COSO TECHNOLOGY CORPORATION, a Delaware corporation, ESCA LIMITED PARTNERSHIP, a California limited partnership ("ESCA"), ESI ENERGY, INC., a Florida corporation ("ESI"), CAITHNESS COSO HOLDINGS, L.P., a California limited partnership ("CCH"), CAITHNESS NAVY II GROUP, L.P., a New Jersey limited partnership ("CNII" and, FIRST BANK NATIONAL ASSOCIATION, a national banking organization duly existing under the laws of the United States of America, as Lender (together with Coso Funding, CFP, CED, CECI, CPD, CLOC, CFPII, CLC, CHIP, CLJV, CTC, ESCA, ESI, CCH and CNII, the "Acknowledging Parties") in favor of FIRST BANK NATIONAL ASSOCIATION, a national banking organization duly existing under the laws of the United States of America, as trustee ("Trustee") under the Trust Indenture, dated as of December 16, 1992 (the "Original Indenture"), by and between Coso Funding and the Trustee, as amended, modified or supplemented pursuant to the First Supplemental Indenture, dated as of the date hereof. The Original Indenture, as amended, modified or supplemented including pursuant to the First Supplemental Indenture, is hereafter referred to as the "Indenture". Capitalized terms used and not otherwise defined herein shall have the meanings set forth in Exhibit A of the Indenture.

W I T N E S S E T H

	WHEREAS, Coso Funding is a corporation established for the purpose of issuing notes (the "Notes"), as principal and as agent for the Partnerships, pursuant to the Indenture; and

	WHEREAS, on December 16, 1992, Coso Funding issued and sold the Initial Notes in the aggregate principal amount of $560,245,000; and

	WHEREAS, the proceeds of the Initial Notes were used (i) to finance the purchase by Coso Funding of outstanding secured indebtedness of each of CFP, CED and CPD, (ii) to finance capital expenditures relating to each of such Partnership's Projects,
(iii) to fund certain reserves under the Indenture and (iv) to pay Transaction Costs; and

	WHEREAS, the principal and interest payments on the Initial Notes will be serviced by repayment of loans made by Coso Funding to the Partnerships, pursuant to separate Amended and Restated Credit Agreements, each dated as of December 16, 1992 (the "Original Credit Agreements"), with each of CFP, CED and CPD and guaranteed by the Partnerships; and

	WHEREAS, Coso Funding has simultaneously with the execution and delivery of this Agreement entered into (i) the First
Supplemental Indenture and (ii) agreements with each of the Partnerships amending such Partnership's respective Original
Credit Agreement, to permit the use of a Debt Service Reserve
Letter of Credit to satisfy the obligation to maintain moneys in the Debt Service Reserve Fund; and

	WHEREAS, Section 10.03 of the Original Indenture permits Coso Funding and the Trustee to amend the Security Documents and Partnership Documents in the manner contemplated by this Agreement upon notice to and the written approval or consent of the owners of not less than 66-2/3% in aggregate principal amount of the Notes then Outstanding, which consent has been obtained, and upon the consent and agreement of the Trustee.

	WHEREAS, the parties wish to enter into this Agreement in order to amend the Support Loan Agreements and to acknowledge that the obligations of the Acknowledging Parties under the Security Documents and Agency Agreements include the obligations of the Acknowledging Parties as amended, modified or supplemented by this Agreement, the amendments as of the date hereof to the Credit Agreements and the First Supplemental Indenture.

	NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders of the Notes, as follows:

AGREEMENT

	Section 1.	Security Documents.  Each Acknowledging Party
hereby acknowledges and agrees for the benefit of the Trustee acting for and on behalf of the Noteholders that the obligations secured by each Security Document to which such Acknowledging
Party is a party shall and are hereby expressly made to include
(to the extent they do not now so include) all obligations of such Acknowledging Party (and of any other Acknowledging Party whose obligations are secured by the terms of such Security Document), if any, under (a) each of the Credit Agreements, as amended as of the date hereof and (b) any other Financing
Document entered into in connection with the First Supplemental Indenture to which such Acknowledging Party is a party.

	Section 2.	References to Indenture and Credit
Agreements. From and after the date of this Agreement, all references in the Security Documents and the Agency Agreements to the Indenture or any Credit Agreement (including for the purpose of defining capitalized terms) shall, unless the context otherwise requires, mean the Original Indenture as amended, modified or supplemented by the First Supplemental Indenture, or such Credit Agreement, as amended, modified and supplemented as of the date hereof.

	Section 3.	Amendments to Support Loan Agreements.  Each
of the Support Loan Agreements is hereby amended as follows:

		(i)	in Paragraph 1(f) thereof, by inserting the phrase
", except as provided in Section 4.06(f)(vii) of the Indenture," in the third line of such Paragraph immediately after the words ":it shall".

		(ii)	in Paragraph 1(i) thereof, by deleting the word
"second" in the third line of such Paragraph and replacing such word with the word "junior".

	Section  4.	Amendments to Subordinated Deeds of Trust.
Section 4.10 of each of the Subordinated Deeds of Trust, Assignment of Rents, Security Agreement and Fixture Filings (as defined in clause (i) of the definition of Subordinated Security Documents of each of the Support Loan Agreements) is hereby amended by inserting the following sentence at the end of such
Section:

	In addition, from and after the release of the Indenture and the Credit Agreements as contemplated by Section 11.01(a) of the Indenture, this Deed of Trust shall be subordinate in all respects to any security interest granted to the collateral agent for the Debt Service LOC Provider in connection with any Debt Service Reserve LOC Loans or other obligations of Debtor under the Debt Service LOC Reimbursement Agreement.

	Section 5.	Acknowledgment of Assignment.  Each of the
Acknowledging Parties hereby acknowledges and agrees for the benefit of the Trustee acting for and on behalf of the Noteholders that (i) Coso Funding has assigned to the Trustee, inter alia, (A) the Credit Agreement and the Security Documents and all rights attendant thereto and (B) all of Coso Funding's rights, title and interest in, to and under the Credit Agreements and the Security Documents; (ii) such assignments are hereby expressly made to include (to the extent they do not now so include) such Credit Agreements, Security Documents, all rights attendant thereto and all of Coso Funding's right, title and interest therein, in each case as amended, modified or supplemented as of the date hereof; and (iii) all references in the Acknowledgment of Assignment and Power of Attorney, dated as of December 16, 1992, by and among Coso Funding, CFP, CED, CPD and the Trustee, to the Indenture, the Credit Agreements and the Security Documents (including for the purpose of defining capitalized terms) shall mean, unless the context otherwise requires, the Original Indenture as amended, modified or supplemented by the First Supplemental Indenture, the Credit Agreements, as amended, modified and supplemented as of the date hereof, or the Security Documents, as amended, modified and supplemented hereby, as the case may be.

	Section 6.	Effect of Agreement.  From and after the date
hereof, all references in the Security Documents and the Agency Agreements to any Security Documents or Agency Agreements shall mean the applicable Security Documents or Agency Agreements as amended, modified or supplemented hereby. Except as specifically amended, modified or supplemented above, the Initial Security Documents and Agency Agreements shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Trustee or any of the Noteholders and shall not constitute a waiver of any provisions of the Security Documents or Agency Agreements.

	Section 7.	Headings for Convenience Only.  The
descriptive headings in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

	Section 8.	Counterparts.  This Agreement may be executed
in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

	Section 9.	Applicable Law.  THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF CALIFORNIA.
	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by the respective officers thereunto duly authorized as of the date first written above.